GOLDMAN SACHS TRUST

Goldman Sachs Municipal Fixed Income Funds

Class A, B, C, Institutional and Service Shares of
Goldman Sachs California AMT-Free Municipal Fund
Goldman Sachs New York AMT-Free Municipal Fund

Supplement dated August 7, 2007 to the

Prospectuses dated February 28, 2007

      At a Special Meeting of Shareholders held on August 3, 2007, the shareholders of each of Goldman Sachs California AMT-Free Municipal Fund and Goldman Sachs New York AMT-Free Municipal Fund (each, a “Fund,” and, collectively, the “Funds”) voted to eliminate each Fund’s secondary investment objective, which generally required each Fund to maintain a weighted average credit quality of AA/A+ and to maintain intermediate duration.

      Accordingly, the Funds’ Prospectuses are hereby revised as follows:

      In the section with respect to each Fund entitled Fund Investment Objectives and Strategies — Fund Facts — Credit Quality, the reference to the Fund’s weighted average credit quality is removed in its entirety.

      In the section with respect to each Fund entitled Fund Investment Objectives and Strategies — Investment Objective, the reference to the Fund’s secondary investment objective is deleted in its entirety.

This Supplement should be retained with the Prospectus

for future reference.

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CANYMUNISTK 8-07